Exhibit 10.1

McGladrey & Pullen
Certified Public Accountants


March 2, 2004

                                                  McGladrey & Pullen,LLP
                                                  One Morrocroft Centre, Ste.200
                                                  6805 Morrisson Blvd.
                                                  Charlotte, NC 28211-3551
                                                  O 704.367.6250 F 704.367.6264


Mr. Claude Imbleau
President
Transbotics Corporation
3400 Latrobe drive
Charlotte, North Carolina 28211

Dear Mr. Imbleau,

     This is to confirm that the client-auditor relationship between Transbotics Corporation (Commission File Number 0-18253) and McGladrey & Pullen, LLP, independent accountants, has ceased.

Sincerely,

/s/ McGladrey & Pullen, LLP

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 11-3
    450 Fifth Street, N.W.
    Washington, D.C. 20549






     McGladrey & Pullen is a member firm of RSM International an affiliation of separate and independent legal entities.